Exhibit 99.1

WATCH VIDEO OF LARGEST EVER SOLARWINDOW™ GENERATING ELECTRICITY

Vestal, NY – August 26, 2020 – SolarWindow Technologies, Inc. (Symbol: WNDW) today released scheduled video footage of its largest ultra-transparent SolarWindow™, discretely generating electricity to power lighting and drive a digital multimeter. Capable of generating current and voltage while maintaining the transparent nature of ordinary glass, the featured nine-square-foot SolarWindow™ was created using the Company’s patented LiquidElectricity™ coatings.

These coatings transform otherwise ordinary glass into high-value glass which generates power from sunlight, indoor lighting, and even in the shade.

Click here to see first-hand, your own clear view through our largest and most transparent SolarWindow™, generating electricity.

When installed on commercial buildings, SolarWindow™ products could achieve a one-year financial payback for building owners, according to independently-validated company power and financial modeling.

“Shareholders, building owners, developers, and architects have long-awaited the opportunity to witness first-hand our transparent SolarWindow™ products generating electricity,” stated Mr. Jay Bhogal, Chief Executive Officer of SolarWindow.

“Our largest ever SolarWindow™ provides a glimpse at the future of electrification. Beyond today’s success with electricity-generating glass, within reach is the promise of electrifying automotive windows and sunroofs, rail and marine applications and various consumer products and military uses.”

Today’s SolarWindow announcement is the result of the Company’s strong capital position, which has enabled an expanded Management Team and enhanced Board of Directors.

In recent months, the Company has augmented its Board of Directors with the appointment of Mr. John Rhee, former Executive Director at the SoftBank Alternative Investment and Venture Fund and bolstered its management team with Mr. Jay S. Bhogal as President and CEO. Mr. Bhogal has a history of rapidly accelerating the commercialization of breakthrough technologies and consummating commercial and institutional partnerships.

The Company has also established the SolarWindow Innovation Group, under the leadership of Mr. John Conklin, Chief Technology Officer.

“I’m extremely proud of John and his team, who have overcome stay-at-home mandates, travel constraints and physical distancing protocols to bring us the largest transparent electricity-window to date,” explained Mr. Harmel Rayat, Chairman of SolarWindow.

“As an owner of commercial properties, I envision a day when buildings everywhere become vertical power generators simply by installing electricity-generating SolarWindows.”

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About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. (Symbol: WNDW; www.solarwindow.com) is a developer of transparent coatings that generate electricity when deposited onto glass or plastic. When applied to glass, for example, these coatings could convert passive windows into electricity-generating windows, which produce power under natural, artificial, low, shaded, and even reflected light conditions.

Other potential uses for transparent electricity-generating coatings include, but are not limited to, building facades, balcony railings, curtain walls, skylights, and shading systems, as well as automotive, truck, marine and aircraft applications, various consumer products and military uses.

For additional information, please call Amit Singh at 800-213-0689 or visit: www.solarwindow.com.

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Social Media Disclaimer and Forward-Looking Statements

 SolarWindow investors and others should note that we announce material information to the public about the Company through a variety of means, including our website (https://www.solarwindow.com/investors), through press releases, SEC filings, public conference calls, via our corporate Twitter account (@solartechwindow), Facebook page (https://www.facebook.com/SolarWindowTechnologies) and LinkedIn page (https://www.linkedin.com/company/solar-window-technology/) in order to achieve broad, non-exclusionary distribution of information to the public and to comply with our disclosure obligations under Regulation FD. We encourage our investors and others to monitor and review the information we make public in these locations as such information could be deemed to be material information. Please note that this list may be updated from time to time.

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the “company” or “SolarWindow Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “our goals,” “our mission,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company’s products, technical problems with the company’s research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company’s operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company’s ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company’s most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.